                                                                    EXHIBIT 10.1


                                CONVERSION NOTICE


         The undersigned, the holder of the 8.00% Convertible Debenture of Gasco Energy, Inc. (the "Company") evidenced by certificate No. 1 in principal amount of $625,000, dated October 15, 2003, accompanying this Conversion Notice (the "Debenture"), in accordance with Section 6 of the Debenture, hereby elects to convert all of the unpaid principal amount of the Debenture into such number of shares (the "Shares") of common stock, par value $.0001 per share (the "Common Stock"), of the Company as are issuable upon the conversion of the Debenture at the applicable Conversion Price of $0.60 in accordance with Section 6 of the Debenture. This Conversion Notice is irrevocable.

         Notwithstanding anything to the contrary contained in Section 6 of the Debenture, this Conversion Notice is contingent upon and the conversion contemplated hereby shall be effective immediately and without further action by any party upon the payment to the undersigned of cash in the amount of $67,561.64, to be delivered concurrently with the Shares (the "Consideration"), immediately prior to the consummation of the offering by the Company of Convertible Senior Notes due 2011 (the "Offering") as contemplated by the draft Preliminary Offering Memorandum delivered by the Company to the undersigned as of the date hereof.

         The Shares shall be issued in the name of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and shall be delivered in accordance with Section 6 of the Debentures and this Conversion Notice to the undersigned at the following address:

         Frost National Bank
         100 W. Houston St.
         San Antonio, Texas 78205
         Attn: Henri Domingues T-8

         Subject to the receipt of the Shares and the Consideration, the undersigned hereby (a) releases and discharges the Company and its respective successors and assigns from any and all obligations and claims relating to the Debenture. The undersigned hereby waives any Event of Default under the Convertible Loan Agreement dated as of October 15, 2003, by and among the Company, the undersigned and the other lenders party thereto, that may result from the closing of the Offering and the issuance by the Company of the securities offered thereby, which waiver shall be revoked upon the failure of the Company to deliver the Shares and the Consideration in accordance with
Section 6 of the Debenture and terms of this Conversion Notice.


Dated: October 11, 2004

                                       By: /s/ John A. Schmit
                                          --------------------------------------
                                       Name:  John A. Schmit
                                       Title: Vice President, RENN Capital Group

Accepted and agreed to:

GASCO ENERGY, INC.


By:    /s/ W. King Grant
   -----------------------------------------
Name:  W. King Grant
Title: Executive Vice President and
       Chief Financial Officer

                                CONVERSION NOTICE


         The undersigned, the holder of the 8.00% Convertible Debenture of Gasco Energy, Inc. (the "Company") evidenced by certificate No. 2 in principal amount of $625,000, dated October 15, 2003, accompanying this Conversion Notice (the "Debenture"), in accordance with Section 6 of the Debenture, hereby elects to convert all of the unpaid principal amount of the Debenture into such number of shares (the "Shares") of common stock, par value $.0001 per share (the "Common Stock"), of the Company as are issuable upon the conversion of the Debenture at the applicable Conversion Price of $0.60 in accordance with Section 6 of the Debenture. This Conversion Notice is irrevocable.

         Notwithstanding anything to the contrary contained in Section 6 of the Debenture, this Conversion Notice is contingent upon and the conversion contemplated hereby shall be effective immediately and without further action by any party upon the payment to the undersigned of cash in the amount of $67,561.64, to be delivered concurrently with the Shares (the "Consideration"), immediately prior to the consummation of the offering by the Company of Convertible Senior Notes due 2011 (the "Offering") as contemplated by the draft Preliminary Offering Memorandum delivered by the Company to the undersigned as of the date hereof.

         The Shares shall be issued in the name of Frost National Bank FBO Renaissance US Growth Investment Trust PLC and shall be delivered in accordance with Section 6 of the Debentures and this Conversion Notice to the undersigned at the following address:

         Frost National Bank
         100 W. Houston St.
         San Antonio, Texas 78205
         Attn: Henri Domingues T-8

         Subject to the receipt of the Shares and the Consideration, the undersigned hereby (a) releases and discharges the Company and its respective successors and assigns from any and all obligations and claims relating to the Debenture. The undersigned hereby waives any Event of Default under the Convertible Loan Agreement dated as of October 15, 2003, by and among the Company, the undersigned and the other lenders party thereto, that may result from the closing of the Offering and the issuance by the Company of the securities offered thereby, which waiver shall be revoked upon the failure of the Company to deliver the Shares and the Consideration in accordance with
Section 6 of the Debenture and terms of this Conversion Notice.


Dated: October 11, 2004

                                       By: /s/ John A. Schmit
                                          --------------------------------------
                                       Name:  John A. Schmit
                                       Title: Vice President, RENN Capital Group

Accepted and agreed to:

GASCO ENERGY, INC.


By:     /s/ W. King Grant
   -----------------------------------------
Name:   W. King Grant
Title:  Executive Vice President and
        Chief Financial Officer

                                CONVERSION NOTICE


         The undersigned, the holder of the 8.00% Convertible Debenture of Gasco Energy, Inc. (the "Company") evidenced by certificate No. 3 in principal amount of $1,250,000, dated October 15, 2003, accompanying this Conversion Notice (the "Debenture"), in accordance with Section 6 of the Debenture, hereby elects to convert all of the unpaid principal amount of the Debenture into such number of shares (the "Shares") of common stock, par value $.0001 per share (the "Common Stock"), of the Company as are issuable upon the conversion of the Debenture at the applicable Conversion Price of $0.60 in accordance with Section 6 of the Debenture. This Conversion Notice is irrevocable.

         Notwithstanding anything to the contrary contained in Section 6 of the Debenture, this Conversion Notice is contingent upon and the conversion contemplated hereby shall be effective immediately and without further action by any party upon the payment to the undersigned of cash in the amount of $135,123.29, to be delivered concurrently with the Shares (the "Consideration"), immediately prior to the consummation of the offering by the Company of Convertible Senior Notes due 2011 (the "Offering") as contemplated by the draft Preliminary Offering Memorandum delivered by the Company to the undersigned as of the date hereof.

         The Shares shall be issued in the name of Frost National Bank FBO BFS US Special Opportunities Trust, PLC and shall be delivered in accordance with
Section 6 of the Debentures and this Conversion Notice to the undersigned at the following address:

         Frost National Bank
         100 W. Houston St.
         San Antonio, Texas 78205
         Attn: Henri Domingues T-8

         Subject to the receipt of the Shares and the Consideration, the undersigned hereby (a) releases and discharges the Company and its respective successors and assigns from any and all obligations and claims relating to the Debenture. The undersigned hereby waives any Event of Default under the Convertible Loan Agreement dated as of October 15, 2003, by and among the Company, the undersigned and the other lenders party thereto, that may result from the closing of the Offering and the issuance by the Company of the securities offered thereby, which waiver shall be revoked upon the failure of the Company to deliver the Shares and the Consideration in accordance with
Section 6 of the Debenture and terms of this Conversion Notice.


Dated: October 11, 2004

                                       By: /s/ John A. Schmit
                                          --------------------------------------
                                       Name:  John A. Schmit
                                       Title: Vice President, RENN Capital Group

Accepted and agreed to:

GASCO ENERGY, INC.


By:     /s/ W. King Grant
   -----------------------------------------
Name:   W. King Grant
Title:  Executive Vice President and
        Chief Financial Officer